www.viewray.com Clinical Value and Roadmap September 10, 2021 Exhibit 99.1

This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our financial guidance; current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; treatment results; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only.  Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer results are illustrative only and are not predictive of future results. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this call may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, May 6, 2021. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this call.    Medical Advice Disclaimer: ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer

Our mission: Treat and prove what others can’t. ©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

Customers’ Definition of Clinical Success MRIdian SMART: Stereotactic MR-guided Adaptive Radiotherapy Among alternatives in the clinical landscape, we have found only MRIdian’s evidence fits this criteria. Ablative Dose Tight Margins No Fiducials No or Low Grade 3 Toxicity 1 2 3 5 5 or Fewer Fractions 4 ©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

Focused-Beachhead Patient-Centric Roadmap Bone #1 #2 #3 #4 Expand utilization of MRIdian SMART Become first line therapy PANCREAS PROSTATE LUNG BRAIN GI GU Thoracic Cranial ©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

MRIdian Clinical Pipeline

Constant flow of proof to drive adoption

Phase 1 (Exploratory)[1]

SMART ONE
Sarcoma
Lymphoma
Cervical
Rectal
Liver mets
SMART Master
CONFIRM
Radiomics
Synthetic CT
Workflow efficiency
Prone Breast APBI
Oligomets
AI dose calculation
DWI

- **60+ investigator-initiated trials**
- **Feasibility**
- **Explore new indications/expand SMART**
- **Reduce fx and improve workflow**

Phase 2 (Confirmatory)[2]

SMART Pancreas
SHORTER (20 vs 5 fx post-op prostate)
SCIMITAR (post-op SMART)
Immunotherapy + SMART
Lung STAAR (central/ultra central SMART)
Pre-op Gastric
SMILE (prostate SBRT German multi-cent)
MARTHA (head and neck)
MASPAC (late-stage pancreas multi-cent)
Compassionate Access Program (pancreas)

- **Prospective studies. Larger 'N'**
- **Confirm signals in key tumor sites**
- **Safety and Efficacy endpoints**

Phase 3 (Definitive)[3]

MIRAGE (CT vs. MRIdian prostate)
PANCOSAR (SMART in medically inoperable pancreas)

- **Randomized controlled trials**
- **Comparative**
- **Safety and efficacy endpoints**

©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

VIEWRAY

Pancreas[1]

Safely extend patient life.

MRIDIAN Target

Demonstrate MRIdian SMART ability to treat inoperable

Extend MRIdian SMART across disease spectrum of pancreatic cancer

Move MRIdian SMART towards alternative to surgery

SIGNAL

Multi-center retrospective

- **0% Grade 3+ toxicity**
- **21-month median survival**

Single center data continues

- MCI, Wash U, Moffitt, NYP

UPCOMING

ASTRO 2021

- Multicenter retrospective
- **3 centers, 148 patients**
- Toxicity and Survival

SMART Pancreas Trial

- **12 centers, 133 patients**
- Toxicity and survival
- **First data 2022**

FUTURE

Extend to all pancreatic cancer patients and become an alternative to surgery

©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

VIEWRAY

MRIDIAN Target

Move to front-line radiation therapy option

Extend MRIdian SMART into post-operative setting

Redefine standard course of treatment

Prostate[1]

Improve patient quality of life.

SIGNAL

AUMC data

- **101 patients**; High risk prostate cancer
- **0% Grade 3 & low grade 2 toxicity**
- 12-month improvement in patient quality of life scores

UPCOMING

MIRAGE RCT

- Demonstrate **superior safety** of MRIdian SMART vs CBCT SBRT for **intact prostate**
- **300 patients; single center (UCLA)**
- Toxicity and recurrent free survival
- **Interim analysis 100 patients in 2022**

SCIMITAR

- Single arm **feasibility** of MRIdian SMART for **post-op prostate**
- **40 patients; single center (UCLA)**
- Toxicity and recurrent free survival
- **First toxicity data end of 2021**

SHORTER

- RCT of MRIdian SMART for **post-op prostate**
- **20fx vs 5fx; 134 patients (NYP)**
- Toxicity and recurrent free survival
- **First toxicity data 2022**

FUTURE

FORT: Redefine standard prostate treatment from **5fx to 2fx** multicenter RCT (start up phase)

©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

VIEWRAY

MRIDIAN Target

Demonstrate safety of MRIdian SMART to treat what others cannot

Lung[1]

Safe treatment with curative intent.

SIGNAL

Conventional Linac
Recent prospective data in central/ultra-central lung patients **(HILUS Trial)**

- Toxicity
  34% grade 3+
  15% grade 5 (death)

MRIdian
Recent data from AUMC

- High-risk lung patients (including central/ultra-central tumors)
- Toxicity
  8% grade 3+
  0% grade 4/5 (death)

FUTURE

Lung STAAR:

Prove **safe** MRIdian SMART in tough to treat tumors in patients with **few options**

- Multicenter single arm
- 60 patients
- Toxicity
- Local control and survival
- Start up phase

©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

Customers are purchasing multiple MRIdian systems = Top and bottom line impact for customers + MRIdian 51 Clinical Strategic Economic MRIdian Value Chain MRIdian SMART ©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

Value …allows you to treat patients whom you could never have treated before. The MRIdian changes your practice; it changes who you look at as a candidate for radiation therapy. Patrick Kelly, M.D. Ph.D Department of Radiation Oncology Orlando Health UF Health Cancer Center “ “ ©2021 ViewRay Technologies, Inc. All rights reserved. Approved for External (Investor) Distribution.

Presentation Citations Slide 3 Internal and historical company data MRIdian usage data as of June 30, 2021 Slide 4 Ablative dose, Tight margins, No fiducials: Chuong MD, Bryant J, Mittauer KE, Hall M, Kotecha R, Alvarez D, Romaguera T, Rubens M, Adamson S, Godley A, Mishra V, Luciani G, Gutierrez AN, Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas cancer, Practical Radiation Oncology (2020) Five or fewer factions, No or low grade 3 toxicity: Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology• Physics (2020); Rosenberg S. A. et al. (2018). A multi-institutional experience of MR-guided liver stereotactic body radiation therapy. Advances in Radiation Oncology, 4(1), 142-149; Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132; Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526. Henke LE, et al. Stereotactic mr-guided online adaptive radiation therapy (smart) for ultracentral thorax malignancies: Results of a phase 1 trial. Adv Radiat Oncol 2019;4:201-209; Rosenberg SA, et al. A multi-institutional experience of mr-guided liver stereotactic body radiation therapy. Adv Radiat Oncol 2019;4:142-149; Kennedy WR, Thomas MA, Stanley JA, Luo J, Ochoa LL, Clifton KK, Cyr AE, Margenthaler JA, DeWees TA, Price A, Kashani R, Green O, Zoberi I, Single Institution Phase I/II Prospective Clinical Trial of Single Fraction High Gradient Adjuvant Partial Breast Irradiation for Hormone Sensitive Stage 0-I Breast Cancer, International Journal of Radiation Oncology • Biology • Physics (2020); Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019) Slide 6 1. Phase 1 (Exploratory) - SMART ONE: Miami Cancer Institute, PI: Dr. Michael Chuong, “Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)” - SMART Master: https://clinicaltrials.gov/ct2/show/NCT04115254 - CONFIRM: https://clinicaltrials.gov/ct2/show/NCT04368702 2. Phase 2 (Confirmatory) - SMART Pancreas: https://clinicaltrials.gov/ct2/show/NCT03621644 - SHORTER: https://clinicaltrials.gov/ct2/show/NCT04422132 - SCIMITAR: https://clinicaltrials.gov/ct2/show/NCT03541850 - Immunotherapy + SMART: https://clinicaltrials.gov/ct2/show/NCT04376502 - LUNG STAAR: LUNG STAAR: Miami Cancer Institute, PI: Dr. Rupesh Kotecha, “Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors” - Pre-op Gastric: https://clinicaltrials.gov/ct2/show/NCT04162665 - SMILE: Heidelberg University, PI: Dr. Stefan Korber, “Stereotactic MRI-guided radiation therapy for Localized prostate cancer (SMILE)” - MARTHA: https://clinicaltrials.gov/ct2/show/NCT03972072 - MASPAC: University of Zurich, PI: Dr. Matea Pavic, “MR-guided Adaptive Stereotactic Body Radiotherapy (SBRT) of primary tumor for pain control in metastatic Pancreatic ductal adenocarcinoma (mPDAC) – a multicenter randomized, controlled, open-label, phase IIb trial (MASPAC Study)” - Compassionate Access Program: https://www.genesiscare.com/uk/compassionate-access-programme/ 3. Phase 3 (Definitive) - MIRAGE: https://clinicaltrials.gov/ct2/show/NCT04384770 - PANCOSAR: https://www.oncologie.nu/nieuws/stereotactische-radiotherapie-voor-kwetsbare-pati%C3%ABnten-met-lokaal-pancreascarcinoom/

Slide 7 - Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132; Finazzi, et al. Role of on-table plan adaptation in MR-guided ablative radiation therapy for central lung tumors. Int J Radiat Oncol Biol Phys. 2019 Jul 15;104(4):933-941. doi: 10.1016/j.ijrobp.2019.03.035. Epub 2019 Mar 28; - Chuong, M.D., Bryant, J., Mittauer, K.E., Hall, M., Kotecha, R., Alvarez, D., et al. (2020). Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas - Hassanzadeh, C., Rudra, S., Bommireddy, A., Hawkins, W.G., Wang-Gillam, A., Fields, R.C., et al. (2020) Ablative Five-Fraction Stereotactic Body Radiotherapy for Inoperable Pancreatic Cancer Using Online MR-Guided Adaptation. Advances in Radiation Oncology, Advance online publication. Slide 8 - Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019); - Tetar, S., Bruynzeel, A., Oei, S., Senan, S., Fraikin T., Slotman, B. et al. (2020) Magnetic Resonance-guided stereotactic radiotherapy for localized prostate cancer: final results on patient-reported outcomes of a prospective phase 2 study.  Eu Urology Oncology epub June 12, 2020. Slide 9 1. - Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology • Physics (2020) - Lindberg K, Grozman V, Karlsson K, Lindberg S, Lax I, Wersäll P, Persson GF, Josipovic M, Khalil AA, Moeller DS, Nyman J, Drugge N, Bergström P, Olofsson J, Rogg LV, Ramberg C, Kristiansen 2. C, Jeppesen SS, Nielsen TB, Lödén B, Rosenbrand HO, Engelholm S, Haraldsson A, Billiet C, Lewensohn R. The HILUS-Trial-a Prospective Nordic Multicenter Phase 2 Study of Ultracentral Lung Tumors Treated With Stereotactic Body Radiotherapy. J Thorac Oncol. 2021 Jul;16(7):1200-1210 Presentation Citations

Slide 10 1. - Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; Henke LE, et al. Stereotactic mr-guided online adaptive radiation therapy (smart) for ultracentral thorax malignancies: Results of a phase 1 trial. Adv Radiat Oncol 2019;4:201-209; - Rosenberg SA, et al. A multi-institutional experience of mr-guided liver stereotactic body radiation therapy. Adv Radiat Oncol 2019;4:142-149; - Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology• Physics (2020); - Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132; Finazzi, et al. Role of on-table plan adaptation in MR-guided ablative radiation therapy for central lung tumors. Int J Radiat Oncol Biol Phys. 2019 Jul 15;104(4):933-941. doi: 10.1016/j.ijrobp.2019.03.035. Epub 2019 Mar 28; - Chuong, M.D., Bryant, J., Mittauer, K.E., Hall, M., Kotecha, R., Alvarez, D., et al. (2020). Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas - Hassanzadeh, C., Rudra, S., Bommireddy, A., Hawkins, W.G., Wang-Gillam, A., Fields, R.C., et al. (2020) Ablative Five-Fraction Stereotactic Body Radiotherapy for Inoperable Pancreatic Cancer Using Online MR-Guided Adaptation. Advances in Radiation Oncology, Advance online publication. - Kennedy WR, Thomas MA, Stanley JA, Luo J, Ochoa LL, Clifton KK, Cyr AE, Margenthaler JA, DeWees TA, Price A, Kashani R, Green O, Zoberi I, Single Institution Phase I/II Prospective Clinical Trial of Single Fraction High Gradient Adjuvant Partial Breast Irradiation for Hormone Sensitive Stage 0-I Breast Cancer, International Journal of Radiation Oncology • Biology • Physics (2020);   - Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526; - Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019); - Tetar, S., Bruynzeel, A., Oei, S., Senan, S., Fraikin T., Slotman, B. et al. (2020) Magnetic Resonance-guided stereotactic radiotherapy for localized prostate cancer: final results on patient-reported outcomes of a prospective phase 2 study.  Eu Urology Oncology epub June 12, 2020. - Witt, J., et al. (2020). MRI-guided adaptive radiotherapy for liver tumours: visualizing the future. Lancet Oncol 2020; 21:e74-82. - Finazzi, T., van Sörnsen de Koste, J.R., Palacios, M.A., Spoelstra, F.O.B., Slotman, B.J., Haasbeek, C.J.A., Senan, S. (2020). Delivery of magnetic resonance-guided single-fraction stereotactic lung radiotherapy. Physics and Imaging in Radiation Oncology, 14, P17-23. “Day One, All-Day Adaptive: Dana-Farber/Brigham and Women's Cancer Center Maximizes Clinical Value of MRIdian,” 7/23/20 Dr. Nagar, Cornell University, October 2020. Dr. Michael Choung, Miami Cancer Institute. “Physician-led Webinar for Investors and Analysts at 2020 ASTRO Annual Meeting”, 10/27/2020. https://investors.viewray.com/events/event-details/physician-led-webinar-investors-and-analysts-2020-astro-annual-meeting. Presentation Citations